UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2012

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 6, 2012, Health Care REIT, Inc. (the “Company”) held a webcast conference call (the “Conference Call”) to discuss the Company’s third quarter 2012 results, industry trends, portfolio performance and outlook for 2012, including certain updates regarding the Company’s Agreement and Plan of Merger (the “Merger Agreement”) with Sunrise Senior Living, Inc. (“Sunrise”) and the transactions contemplated by the Merger Agreement (which Merger Agreement was previously described in a Current Report on Form 8-K filed by the Company on August 22, 2012). A copy of the Conference Call transcript is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information contained in, or incorporated into, Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information provided under Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Additional Information and Where to Find It

Sunrise has filed a preliminary proxy statement and will file a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”) in connection with the proposed merger with the Company. Stockholders of Sunrise are urged to read the definitive proxy statement and any other relevant materials, when they become available, because they will contain important information. Stockholders of Sunrise will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Sunrise and the merger, when available, without charge, at the SEC’s Internet site (www.sec.gov). In addition, copies of the definitive proxy statement and other filings containing information about Sunrise and the proposed merger can be obtained, when available and without charge, by directing a request to Sunrise Senior Living, Inc., Attention: Investor Relations, 7900 Westpark Drive, McLean, Virginia 22102, by phone at (703) 273-7500, or on Sunrise’s website at www.sunriseseniorliving.com.

The Company, Sunrise and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Sunrise’s stockholders in respect of the proposed merger. You can find information about the Company’s directors and executive officers in the Company’s definitive annual proxy statement filed with the SEC on March 29, 2012. You can obtain free copies of the Company’s annual proxy statement by contacting the Company’s investor relations department. You can find information about Sunrise’s directors and executive officers in Sunrise’s definitive annual proxy statement filed with the SEC on March 23, 2012. You can obtain free copies of Sunrise’s annual proxy statement, preliminary proxy statement and definitive proxy statement, when it becomes available, in connection with the proposed merger, by contacting Sunrise’s investor relations department. Additional information regarding the interests of Sunrise’s directors and executive officers is included in the preliminary proxy statement filed with the SEC on September 28, 2012 and will be included in the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit furnished herewith may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the Company’s portfolio; the sale of facilities; the performance of its operators/tenants and facilities; its ability to enter into agreements with viable new tenants for vacant space or for facilities that the Company takes back from financially troubled tenants, if any; its occupancy rates; its ability to acquire, develop and/or manage facilities; its ability to make distributions to stockholders; its policies and plans regarding investments, financings and other matters; its ability to successfully manage the risks associated with international expansion and operations; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; and its ability to meet its earnings guidance. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care, seniors housing and life science industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; the Company’s ability to transition or sell facilities with profitable results; the failure to make new investments as and when anticipated; acts of God affecting the Company’s facilities; the Company’s ability to re-lease space at similar rates as vacancies occur; the Company’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; regulatory approval and market acceptance of the products and technologies of life science tenants; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future acquisitions; environmental laws affecting the Company’s facilities; changes in rules or practices governing the Company’s financial reporting; the movement of foreign currency exchange rates; legal and operational matters, including real estate investment trust qualification and key management personnel recruitment and retention; the satisfaction of closing conditions to the Company’s proposed merger with Sunrise, including, the approval of the proposed merger by the stockholders of Sunrise and the receipt of regulatory approvals and lender or third-party consents. Additional factors are discussed in the Company’s Annual Report on Form 10-K and in its other reports filed from time to time with the SEC. The Company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Transcript of Conference Call dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its:	Chairman of the Board, Chief Executive Officer and President

Dated: November 7, 2012

Exhibit Index

99.1	Transcript of Conference Call dated November 6, 2012.